Exhibit 10.18

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

VALERITAS HOLDINGS, LLC

a Delaware Limited Liability Company

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of VALERITAS HOLDINGS, LLC, a Delaware limited liability company (the “Company”), is dated and effective as of June 19, 2014 (the “Effective Date”) and is adopted, executed and agreed to by and among the Company, Valeritas, Inc., a Delaware corporation (“Opco”), in its capacity as a member of the Company that does not hold a limited liability company interest in the Company (the “Temporary Member”), the persons and entities listed on Schedule A hereto that hold an economic interest in the Company, some or all of which may be admitted as Members of the Company, and each other Person who at any time after the Effective Date becomes a Member in accordance with the terms of this Agreement and the Act (to the extent any person listed on Schedule A has the right to receive units of limited liability company interest in the Company pursuant to the Agreement and Plan of Merger and Reorganization dated as of the date hereof among the Company and the other parties thereto (the “Merger Agreement”) but has not executed and delivered this Agreement (including pursuant to a joinder or a power of attorney or other authorization granted to an attorney in fact or agent under the Merger Agreement or other documents related thereto), such person’s acceptance of such units of limited liability company interest shall be deemed to constitute that person’s agreement to be bound by this Agreement). Any reference in this Agreement to any Member shall include such Member’s Successors in Interest to the extent such Successors in Interest have become Substitute Members in accordance with the provisions of this Agreement.

W I T N E S S E T H:

WHEREAS, the Company was formed as a limited liability company pursuant to the Act by the filing of a Certificate of Formation with the Secretary of State of the State of Delaware on June 9, 2014 (the “Original Formation Date”), and the execution of the Operating Agreement of the Company, on June 9, 2014 (the “Original Agreement”), with Opco being the sole initial member thereof;

WHEREAS, on the date hereof, a Subsidiary of the Company, Valeritas Merger Sub, Inc., a Delaware corporation (“Merger Sub”), merged with and into Opco (the “Merger”);

WHEREAS, in connection with the Merger and in accordance with the Merger Agreement, in exchange for shares of stock in Opco, each former stockholder of Opco (other than any stockholder holding Dissenting Shares (as defined in the Merger Agreement)) has the right to receive certain units of limited liability company interest in the Company, with the rights, powers and preferences set forth herein;

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WHEREAS, in accordance with the Merger Agreement, upon its acceptance of the units of limited liability company interest in the Company to which it is entitled in connection with the Merger, each former stockholder of Opco (other than any stockholder holding Dissenting Shares (as defined in the Merger Agreement)) is bound by this Agreement and upon the surrender of the certificates representing the shares of stock in Opco held by such stockholder and the completion and signing of a joinder agreement and other transmittal documents provided for completion after the Merger, such former stockholder shall be admitted as a member of the Company;

WHEREAS, upon the admission of any former stockholder of Opco as a member of the Company, the Temporary Member shall cease to be a member of the Company and the Company shall continue without dissolution; and

WHEREAS, the parties desire to enter into this Agreement in order to amend and restate the Original Agreement and to provide for, among other things, (a) the management of the business and affairs of the Company, (b) the allocation among the Unitholders (as hereinafter defined) of the profits and losses of the Company and (c) the respective rights and obligations of the parties to each other with respect to the Company.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, each intending to be legally bound, hereby amend and restate the Original Agreement and set forth the limited liability company agreement of the Company in its entirety as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.1. Definitions. The following terms shall have the following meanings for purposes of this Agreement:

“Act” means the Delaware Limited Liability Company Act, Title 6, §§ 18-101, et seq., as it may be amended from time to time.

“Additional Member” means any Person that has been admitted to the Company as a Member pursuant to Section 5.4 by virtue of having received its Units from the Company and not from any other Member, Unitholder or Assignee.

“Additional Units” shall mean any Common Units issued (or deemed to have been issued pursuant to Section 2.10(c)(i)(E)) by the Company on or following the date hereof other than:

(A) Common Units issued pursuant to a transaction described in Section 2.10(c)(ii) hereof;

(B) Common Units issued to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by the Board up to 31,460,537 Common Units;

(C) Common Units issued pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof;

(D) Common Units issuable upon the conversion of the Preferred Units issued as of the date hereof and the Series C PIK Units and Series B PIK Units;

(E) Common Units issued in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; or

(F) Common Units issued or deemed issued pursuant to Section 2.10(c)(i)(E) as a result of a decrease in the Conversion Price of any class or series of Preferred Units resulting from the operation of Section 2.10(c).

“Affiliate” means any Person who, directly or indirectly, controls, is controlled by or is under common control with another Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital or private equity fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For all purposes hereunder, (i) Kaiser Permanente Ventures LLC – Series A, Kaiser Permanente Ventures LLC – Series B and The Permanente Federation LLC shall be deemed to be Affiliates of each other and (ii) any entity managed by Auda Capital or Tullis Health shall be deemed to be an Affiliate of Auda Capital IV Co-Investment GMBH & Co. KG.

“Agreement” means this Amended and Restated Limited Liability Company Agreement of the Company, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof.

“Assignee” means any transferee to which a Member, Unitholder or another Assignee has transferred its interest in the Company in accordance with the terms of this Agreement, but who is not a Member.

“Board Majority of the Minority” means the affirmative vote of a majority of the Series B Managers.

“Business Day” means a day other than a Saturday or Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Capital Account” means, with respect to any Unitholder, the account maintained for such Unitholder in accordance with the following provisions:

(a) To each Unitholder’s Capital Account there shall be added such Unitholder’s Capital Contributions, such Unitholder’s allocable share of Net Income and any items in the nature of income or gain which are specially allocated to such Unitholder pursuant to Section 4.3(b) hereof, and the amount of any Company liabilities assumed by such Unitholder or which are secured by any property distributed to such Unitholder.

(b) From each Unitholder’s Capital Account there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Unitholder pursuant to any provision of this Agreement, such Unitholder’s allocable share of Net Losses and any items in the nature of expenses or losses which are specially allocated to such Unitholder pursuant to Section 4.3(b) hereof, and the amount of any liabilities of such Unitholder assumed by the Company or which are secured by any property contributed by such Unitholder to the Company.

(c) In the event any Unit is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Unit.

(d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

(e) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Code Section 704(b) and the Regulations promulgated thereunder, and shall be interpreted and applied by the Board in a manner consistent with such Regulations.

“Capital Contribution” means the amount of cash and the initial Gross Asset Value of any property (other than cash) contributed from time to time to the Company by a Unitholder.

“Cash” means all unrestricted cash and marketable securities held by the Company.

“Class” or “Classes” means, the different classes of Units from time to time outstanding (which are initially the Series A Preferred Units, the Series B Preferred Units, the Series C Preferred Units and the Common Units). Except as expressly set forth in this Agreement, for purposes of voting on, consenting to or approving any matter, there shall be but a single class and a single group of Members.

“Code” means the Internal Revenue Code of 1986, as amended, from time to time, or any successor statute. Any reference herein to a particular provision of the Code shall mean, where appropriate, the corresponding provision in any successor statute.

“Common Units” means the common class of Units designated as “Common Units” and having the relative rights, preferences, privileges, limitations and qualifications set forth in this Agreement.

“Date of Issue” means (A) with respect to each of the Units issued on the date hereof, the Effective Date and (B) with respect to all Units issued after the Effective Date (if any), the actual date of issue thereof.

“Depreciation means, for each fiscal year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year is zero, Depreciation shall be calculated with reference to such beginning Gross Asset Value using any reasonable method selected by the Board; provided further, that in all events the requirements of Regulations Section 1.704-3 shall be taken into account.

“Distributable Assets” means, with respect to any fiscal period, all cash receipts (including from any operating, investing, and financing activities) and other assets of the Company from any and all sources, reduced by operating expenses, contributions of capital to Subsidiaries, investments and payments required to be made in connection with any loan to the Company and any reserve for contingencies or escrow required, in the judgment of the Board acting in good faith.

“Equity Securities” means as to any Person that is a corporation, the shares of such Person’s capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the ownership, beneficial or membership interests in such Person, including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise control over such Person.

“GAAP” means United States generally accepted accounting principles as from time to time in effect.

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a) The initial Gross Asset Value of any asset contributed by a Unitholder to the Company shall be the gross fair market value of such asset on the date of the contribution, as determined by the contributing Unitholder and the Company.

(b) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Board, as of the following times:

(i) the acquisition of additional Units after the date hereof by a new or existing Unitholder in exchange for more than a de minimis Capital Contribution, if the Board reasonably determines that such adjustment is necessary or appropriate to reflect the relative shares of the Company’s Net Income, Net Losses and distributions pursuant to this Agreement and the Act of the Unitholders;

(ii) the distribution by the Company to a Unitholder of more than a de minimis amount of Company property as consideration for an entire or partial Unit, if the Board reasonably determines that such adjustment is necessary or appropriate to reflect the relative shares of the Company’s Net Income, Net Losses and distributions pursuant to this Agreement and the Act of the Unitholders;

(iii) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);

(iv) the grant of Units (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in a Member capacity or by a new Member acting in a Member capacity or in anticipation of being a Member if the Board reasonably determines that such adjustment is necessary or appropriate to reflect the Unitholders’ relative shares of the Company’s Net Income, Net Losses and distributions pursuant to this Agreement and the Act;

(v) immediately following any conversion of Preferred Units into Common Units in accordance with the rights of the Preferred Unit holders; and

(vi) such other times as the Board shall reasonably determine necessary or advisable to the extent permitted under Regulations Sections 1.704-1(b) and 1.704-2;

provided, however, that if any such adjustment to the Gross Asset Values of the Company’s assets occurs pursuant to this subsection (b) at a time when the Company has outstanding “noncompensatory options” (as defined in Regulations Section 1.721-2(f)) including convertible Preferred Units, the Gross Asset Value of the assets shall be adjusted to account for such outstanding noncompensatory options in accordance with Regulations Section 1.704-1(b)(2)(iv)(d)(4).

(c) The Gross Asset Value of any Company asset distributed to a Unitholder shall be the gross fair market value of such asset on the date of distribution, as reasonably determined by the Board.

(d) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-l(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the Board determines that an adjustment pursuant to subparagraph (b) of this definition of Gross Asset Value is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).

“Investor Rights Agreement” means the Investors’ Rights Agreement dated as of June 23, 2014 among the Company, Opco and the Unitholders and other Persons party thereto.

“Liquidation Event” means (1) the closing of the sale, transfer or other disposition of all or substantially all of the Company’s assets, (2) the consummation of the merger (but not including the Merger) or consolidation of the Company or Opco with or into another entity (except (x) in the case of a merger or consolidation of the Company, a merger or consolidation in which the holders of Equity Securities of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the Equity Securities of the Company or the surviving or acquiring entity or (y) in the case of a merger or consolidation of Opco, a merger or consolidation in which the holders of Equity Securities of Opco or the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the Equity Securities of Opco or the surviving or acquiring entity), (3) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a Person or group of Affiliated Persons (other than (x) an underwriter of the Company’s or Opco’s Securities, (y) any person that is a holder of Series C Preferred Units on the date hereof (or any Affiliate thereof) or (z) a transferee pursuant to an exempt transfer under Section 5(f) of the Voting Agreement), of the Company’s or Opco’s Securities if, after such closing, such Person or group of Affiliated Persons would hold 50% or more of the outstanding voting Equity Securities of the Company or Opco, as the case may be (or of the surviving or acquiring entity) or (4) a liquidation, dissolution or winding up of the Company in accordance with Section 5.2; provided, however, that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the state of Opco’s or the Company’s organization or to create a holding company that will be owned in substantially the same proportions by the Persons who held Opco’s or the Company’s, as the case may be, Securities immediately prior to such transaction. The treatment of any particular transaction or series of related transactions as a Liquidation Event may be waived only with the vote or written consent of (x) the Series C Required Holders, (y) the Series B Required Holders and (z) Series A Required Holders, each voting as a separate class. In any Liquidation Event, if proceeds received by the Company or the Members is other than cash, its value will be deemed its fair market value. Any Securities shall be valued as follows:

(A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

(1) If traded on a securities exchange or through the NASDAQ Global Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the ten (10) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event;

(2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the ten (10) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event; and

(3) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Company (by action of the Board, which must include the affirmative vote of the Board Majority of the Minority), and the Series C Required Holders.

(B) The method of valuation of Securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a Person’s status as an Affiliate or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by the Company (by action of the Board, which must include the affirmative vote of the Board Majority of the Minority), and the Series C Required Holders.

(C) The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event shall, upon approval by the requisite Members of the definitive agreements governing a Liquidation Event, be superseded by any determination of such value set forth in the definitive agreements governing such Liquidation Event.

“Member” means each Person listed as a member of the Company on Schedule B as of the date hereof and each other Person who is hereafter admitted as a Member in accordance with the terms of this Agreement and the Act, each in its capacity as a member of the Company, but shall not include any Person who has ceased to be a member of the Company. The Members shall constitute the “members” (as that term is defined in the Act) of the Company.

“Net Income” or “Net Loss” means for each fiscal year of the Company, an amount equal to the Company’s taxable income or loss for such fiscal year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(a) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be added to such taxable income or loss;

(b) Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be subtracted from such taxable income or loss;

(c) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (b) or (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain (if the adjustment increases the Gross Asset Value of the asset) or loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset for purposes of computing Net Income or Net Loss;

(d) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, Depreciation shall be taken into account for such fiscal year;

(f) The amount of any positive adjustment to the Gross Asset Values of the Company’s assets described in paragraph (d) of the definition of “Gross Asset Value” shall be treated as an item of gain, and the amount of any negative adjustment pursuant to such paragraph shall be treated as an item of loss; and

(g) Notwithstanding any other provision of this definition of Net Income or Net Loss, any items which are specially allocated pursuant to Section 4.3(b) hereof shall not be taken into account in computing Net Income or Net Loss. To the extent permitted by the Regulations, the amounts of the items of Company income, gain, loss, or deduction available to be specially allocated pursuant to Section 4.3(b) hereof shall be determined by applying rules analogous to those set forth in this definition of Net Income or Net Loss.

“Officer” means each Person designated as an officer of the Company pursuant to and in accordance with the provisions of Section 3.6.

“Person” means any natural person, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

“Preferred Units” means the classes of Units of the Company designated as the Series A Preferred Units, the Series B Preferred Units and the Series C Preferred Units.

“Public Offering” means a public offering of shares of common stock of a Subsidiary of the Company pursuant to an effective registration statement (other than on a Form S-4 or other similar form) under the Securities Act.

“Regulations” means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Securities” means any debt or equity securities of any issuer, including common and preferred stock and interests in limited liability companies (including warrants, rights, put and call options and other options relating thereto or any combination thereof), notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness and other property or interests commonly regarded as securities.

“Securities Act” means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, as the same may be amended from time to time.

“Series A Invested Amount” means, with respect to each Series A Preferred Unit, an amount equal to $1.21286 (in each case as adjusted for any Unit splits, Unit distributions, combinations, subdivisions, recapitalizations or the like with respect to the Series A Preferred Units).

“Series A Liquidation Amount” means an amount equal to the greater of (i) the sum of the Series A Invested Amount, plus any distributions declared but unpaid thereon through the date of such Liquidation Event or (ii) such amount per Series A Preferred Unit as would have been payable had each such Series A Preferred Unit been converted into Common Units pursuant to Section 2.10(a)(iii) immediately prior to such Liquidation Event.

“Series A Preferred Units” means the Series A convertible preferred class of Units designated as “Series A Preferred Units” and having the relative rights, preferences, privileges, limitations and qualifications set forth in this Agreement.

“Series A Required Holders” means the Members who are holders of at least sixty percent (60%) of the then outstanding Series A Preferred Units held by Members, voting together as a separate class on an as converted to Common Units basis.

“Series B Accruing Distribution” means, with respect to each Series B Preferred Unit, a cumulative amount accruing on a daily basis beginning on the Date of Issue thereof and ending on the date that is nine (9) months following the date of an initial Public Offering of Opco at a rate equal to four percent (4%) per annum, compounded semi-annually on the sum of (x) the Series B Invested Amount, (y) the Series B Pre-Closing Accrued Amount and (z) the accrued and unpaid distributions on such Series B Preferred Unit.

“Series B Invested Amount” means, with respect to each Series B Preferred Unit, an amount equal to $1.21286 (in each case as adjusted for any Unit splits, Unit distributions, combinations, subdivisions, recapitalizations or the like with respect to the Series B Preferred Units).

“Series B Liquidation Amount” means an amount equal to the greater of (i) the sum of the Series B Invested Amount, plus the Series B Pre-Closing Accrued Amount, plus the Series B Accruing Distribution accrued through the date of such Liquidation Event but unpaid thereon, whether or not declared or (ii) such amount per Series B Preferred Unit as would have been payable had each such Series B Preferred Unit been converted into Common Units pursuant to Section 2.10(a)(ii) immediately prior to such Liquidation Event.

“Series B Pre-Closing Accrued Amount” means, with respect to each Series B Preferred Unit, an amount equal to $0.1409 (in each case as adjusted for any Unit splits, Unit distributions, combinations, subdivisions, recapitalizations or the like with respect to the Series B Preferred Units).

“Series B Preferred Units” means the Series B convertible class of preferred Units designated as “Series B Preferred Units” and having the relative rights, preferences, privileges, limitations and qualifications set forth in this Agreement.

“Series B Required Holders” means the Members who are holders of at least a majority of the then outstanding Series B Preferred Units held by Members, voting together as a separate class on an as converted to Common Units basis.

“Series C Accruing Distribution” means, with respect to each Series C Preferred Unit, a cumulative amount accruing on a daily basis beginning on the Date of Issue thereof and ending on the date that is nine (9) months following the date of an initial Public Offering of Opco at a rate equal to eight percent (8%) per annum, compounded semi-annually on the sum of (x) the Series C Invested Amount, (y) the Series C Pre-Closing Accrued Amount and (z) the accrued and unpaid distributions on such Series C Preferred Unit.

“Series C Invested Amount” means, with respect to each Series C Preferred Unit, an amount equal to $1.435 (in each case as adjusted for any Unit splits, Unit distributions, combinations, subdivisions, recapitalizations or the like with respect to the Series C Preferred Units).

“Series C Liquidation Amount” means an amount equal to the greater of (i) the sum of the Series C Invested Amount, plus the Series C Pre-Closing Accrued Amount, plus the Series C Accruing Distribution accrued through the date of such Liquidation Event but unpaid thereon, whether or not declared or (ii) such amount per share as would have been payable had each such share been converted into Common Units pursuant to Section 2.10(a)(i) immediately prior to such Liquidation Event.

“Series C Pre-Closing Accrued Amount” means, with respect to each Series C Preferred Unit, an amount equal to $0.2697 (in each case as adjusted for any Unit splits, Unit distributions, combinations, subdivisions, recapitalizations or the like with respect to the Series C Preferred Units).

“Series C Preferred Units” means the Series C convertible preferred class of Units designated as “Series C Preferred Units” and having the relative rights, preferences, privileges, limitations and qualifications set forth in this Agreement.

“Series C Required Holders” means the Members who are holders of at least a majority of the then outstanding Series C Preferred Units held by Members, voting together as a separate class on an as converted to Common Units basis.

“Subsidiary” means, with respect to the Company or any other Person, any Person of which the Company (or such other Person) owns securities having a majority of the voting power in electing the board of directors directly or through one or more Subsidiaries (or, in the case of a partnership, limited liability company or other similar entity, securities conveying, directly or indirectly, a majority of the economic interests in such partnership or entity), including any Person of which the Company (or such other Person) or any Subsidiary serves as general partner or managing member.

“Substitute Member” means any Person that has been admitted to the Company as a Member pursuant to Section 5.4 by virtue of such Person receiving Units from a Member, a Unitholder or its Assignee and not from the Company.

“Successor in Interest” means any (i) trustee, custodian, receiver or other Person acting in any bankruptcy or reorganization proceeding with respect to; (ii) assignee for the benefit of the creditors of; (iii) trustee or receiver, or current or former officer, director or partner, or other fiduciary acting for or with respect to the dissolution, liquidation or termination of; or (iv) other executor, administrator, committee, legal representative or other successor or assign of, any Unitholder, whether by operation of law or otherwise.

“Target Balance” has the meaning set forth in Section 4.3(a).

“Unitholder” means a Member, Assignee, other Person to which the Company has issued Units or a Successor in Interest who holds any Unit.

“Units” means units of limited liability company interest in the Company from time to time outstanding hereunder (which are initially represented by the Preferred Units and the Common Units).

“Voting Agreement” means the Voting Agreement dated as of June 19, 2014 among the Company and the Unitholders party thereto.

SECTION 1.2. Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All terms herein that relate to accounting matters shall be interpreted in accordance with GAAP. All references to “Sections” and “Articles” shall refer to Sections and Articles of this Agreement unless otherwise specified. The words “hereof” and “herein” and similar terms shall relate to this Agreement.

ARTICLE II.

GENERAL PROVISIONS

SECTION 2.1. Formation. The Company has been organized as a Delaware limited liability company by the execution and filing of a Certificate of Formation (as amended from time to time, the “Certificate”) by an authorized person under and pursuant to the Act, such Certificate and the execution and filing thereof being hereby ratified and approved in all respects. Any Officer, acting alone, as an “authorized person”, within the meaning of the Act, shall execute, deliver and file, or cause the execution, delivery and filing of, all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed with the Secretary of State of the State of Delaware. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control. Opco hereby continues as the Temporary Member upon its execution of a counterpart signature page of this Agreement. The Temporary Member has no Units and or other limited liability company interests in the Company and has no authority to bind the Company. Except as required by any mandatory provision of the Act, the Temporary Member shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. Each of the Persons listed on Schedule A hereto as a “Unitholder” on the date hereof has the right to receive units of limited liability company interests in the Company pursuant to the Merger. Upon the surrender by each such Person of their certificate(s) representing their shares in Opco prior to the Merger and the completion and signing of a joinder agreement to this Agreement, each such Person shall be admitted to the Company as a Member and shall be listed on Schedule B hereto. Upon such admission to the Company of any former Opco stockholder, the Board shall cause Schedule B hereto to be revised to reflect such admission. Notwithstanding any provision of this Agreement to the contrary, such revision of Schedule B hereto shall not require the approval or consent of any Member or other Unitholder. Simultaneously with the admission of any former stockholder of Opco as a Member of the Company, Opco shall automatically cease to be a member of the Company and shall cease to be a party to and to have any rights or obligations under this Agreement and the Company shall continue without dissolution. The execution and delivery by the Company of the Merger Agreement are hereby ratified and approved in all respects.

SECTION 2.2. Name. The name of the Company is Valeritas Holdings, LLC, the name specified in the Certificate filed with the Secretary of State of the State of Delaware on the Original Formation Date. All Company business shall be conducted in that name or in such other names that comply with applicable law as the Board may select from time to time.

SECTION 2.3. Term. The term of the Company commenced on the Original Formation Date, the date the original Certificate was filed with the office of the Secretary of State of the State of Delaware, and shall continue in existence perpetually until termination of the Company in accordance with the provisions of Section 5.2.

SECTION 2.4. Purpose; Powers.

(a) General Powers. The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which limited liability companies may be organized under the Act. The Company may engage in any and all activities necessary, desirable or incidental to the accomplishment of the foregoing. Notwithstanding anything herein to the contrary, nothing set forth herein shall be construed as authorizing the Company to possess any purpose or power, or to do any act or thing, forbidden by law to a limited liability company organized under the laws of the State of Delaware.

(b) Company Action. Subject to the provisions of this Agreement and except as prohibited by applicable law (i) the Company may, with the approval of the Board (or a duly authorized committee thereof) or a duly authorized Officer, enter into and perform any and all documents, agreements and instruments contemplated by such approval, all without any further act, vote or approval of any Member and (ii) the Board (or a duly authorized committee thereof) may authorize any Person (including any Member, Manager or Officer) to enter into and perform any document on behalf of the Company.

SECTION 2.5. Foreign Qualification. The Board shall cause the Company to comply with all requirements necessary to qualify the Company as a foreign limited liability company in any jurisdiction in which the location of its assets and properties or the conduct of its business requires such qualification unless the Board shall determine otherwise and determine that the failure so to qualify would not have a material adverse effect on the Company.

SECTION 2.6. Registered Office; Registered Agent; Offices. The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Board may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Delaware shall be the registered agent named in the Certificate or such other Person or Persons as the Board may designate from time to time in the manner provided by law. The principal office of the Company shall be at such place as the Board may designate from time to time, which need not be in the State of Delaware, and the Company shall maintain records at such place. The Company may have such other offices as the Board may designate from time to time.

SECTION 2.7. Partnership Status. The Unitholders intend that the Company shall be treated as a partnership for federal, state and local income tax purposes, and each Unitholder and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

SECTION 2.8. Rights and Privileges of Initial Classes of Units; Voting.

(a) The limited liability company interests in the Company shall be divided into and denominated as Units. There shall be multiple Classes of Units, as follows:

(i) There is hereby created a class of Units designated as the “Series A Preferred Units”. Each Series A Preferred Unit shall be identical to all other Series A Preferred Units in all respects (other than income tax attributes) and shall entitle the holder thereof to the rights, interests, preferences and privileges of a holder of a Series A Preferred Unit as set forth in this Agreement.

(ii) There is hereby created a class of Units designated as the “Series B Preferred Units”. Each Series B Preferred Unit shall be identical to all other Series B Preferred Units in all respects (other than income tax attributes) and shall entitle the holder thereof to the rights, interests, preferences and privileges of a holder of a Series B Preferred Unit as set forth in this Agreement.

(iii) There is hereby created a class of Units designated as the “Series C Preferred Units”. Each Series C Preferred Unit shall be identical to all other Series C Preferred Units in all respects (other than income tax attributes) and shall entitle the holder thereof to the rights, interests, preferences and privileges of a holder of a Series C Preferred Unit as set forth in this Agreement.

(iv) There is hereby created a class of Units designated as the “Common Units”. Each Common Unit shall be identical to all other Common Units in all respects (other than income tax attributes) and shall entitle the holder thereof to the rights, interests, preferences and privileges of a holder of a Common Unit as set forth in this Agreement.

(b) The Members who are holders of the Common Units, Series C Preferred Units (on an as converted to Common Units basis) and Series B Preferred Units (on an as converted to Common Units basis) shall be entitled to one vote per Common Unit on any matters on which the Members and/or Unitholders are entitled to vote. Except as expressly set forth in this Agreement, the Series A Preferred Units, and any other Units of a Person if and so long as such Person is not a Member, shall be non-voting.

SECTION 2.9. Ownership and Issuance of Units.

(a) The ownership of outstanding Units shall be listed on Schedule A to this Agreement, as from time to time revised, amended or supplemented in accordance with this Agreement. From time to time, following the admission of any Additional Members or Substitute Members, or following the issuance, transfer or forfeiture of any Units, Schedule A (and to the extent the holder thereof has been admitted as a Member, Schedule B) shall be amended to reflect such changes. Notwithstanding any provision of this Agreement to the contrary, such revision, amendment or supplement of Schedule A or Schedule B hereto shall not require the approval or consent of any Member or other Unitholder.

(b) Subject to Section 3.10, the Board is authorized in its sole and complete discretion to cause the Company to issue, on such terms and conditions as the Board shall determine, additional Units, which Units may be of a same or different class, subclass or series from the Units which are outstanding prior to such issuance, at any time or from time to time to existing Members or to other Persons, and to admit such other Persons to the Company as additional Members pursuant to Section 5.4. In connection therewith, the Board shall have sole and complete discretion to create new classes, subclasses or series of Units (in addition to the then-existing classes or subclasses or series of Units), with such relative rights, powers, preferences, privileges and limitations as shall be fixed by the Board, and to make such revisions to the relative rights, powers, preferences, privileges and limitations of Units which are outstanding prior to such issuance subject only to the express restrictions set forth in Sections 3.10 and 5.4. Upon the issuance of any additional Units pursuant to this Section 2.9, the Board shall amend Schedule A hereto (and to the extent a holder thereof has been admitted as a Member, Schedule B hereto) to reflect such issuance and, if necessary, and subject to Sections 3.10 and 5.4, the other terms and provisions of this Agreement to reflect the creation, designation, preferences and relative, participating, optional or other special rights, powers and duties of any such new class, subclass or series of Units.

SECTION 2.10. Conversion Rights of the Preferred Units.

(a) Conversion. Subject to the terms and conditions of this Section 2.10, any holder of Preferred Units shall have the right, at its option at any time, to convert any or all of such Preferred Units into such number of Common Units per Preferred Unit as follows:

(i) Each Series C Preferred Unit shall be converted into such number of Common Units as is determined by multiplying one Series C Preferred Unit by the Series C Conversion Rate. In the case of the Series C Preferred Units, the “Series C Conversion Rate” in effect at any time shall be an amount equal to the quotient obtained by dividing (x) an amount equal to the amount of the Series C

Invested Amount, plus the Series C Pre-Closing Accrued Amount, plus the Series C Accruing Distribution accrued and unpaid through the Conversion Time, whether declared or not, by (y) the Series C Conversion Price then in effect; provided, however, that if the aggregate fair market value of the Common Units to be received upon conversion of a Series C Preferred Unit (plus the aggregate fair market value of the Common Units to be received (or previously received) upon conversion of each Series C PIK Unit received with respect to such Series C Preferred Unit prior to the Conversion Time as if such Series C PIK Unit were also being converted at such Conversion Time) is equal to or greater than $2.87 per Unit (subject to appropriate adjustment in the event of a Unit split, Unit distribution (other than Series C PIK Units), combination, reclassification, or similar event affecting the Series C Preferred Units), then the Series C Conversion Rate in effect at such time for such Series C Preferred Unit shall be an amount equal to the greater of (x) a rate such that upon conversion of such Series C Preferred Unit (and each Series C PIK Unit received with respect to such Series C Preferred Unit prior to the Conversion Time) the holder thereof will receive a number of Common Units (when taken together with the Common Units to be received (or previously received) upon conversion of each Series C PIK Unit received with respect to such Series C Preferred Unit prior to the Conversion Time as if such Series C PIK Unit were also being converted at such Conversion Time) having an aggregate fair market value equal to $2.87 per Unit (subject to appropriate adjustment in the event of a Unit split, Unit distribution (other than Series C PIK Units), combination, reclassification, or similar event affecting the Series C Preferred Units) and (y) an amount equal to the quotient obtained by dividing (1) the Series C Invested Amount by (2) the Series C Conversion Price then in effect and the Series C Pre-Closing Accrued Amount and the Series C Accruing Distribution shall not be included in the calculation of the Series C Conversion Rate with respect to such Series C Preferred Unit. On the date hereof, the “Series C Conversion Price” per Unit is the Series C Invested Amount. Such initial Series C Conversion Price, and the rate at which Series C Preferred Units may be converted into Common Units, shall be subject to adjustment as provided below.

(ii) Each Series B Preferred Unit shall be converted into such number of Common Units as is determined by multiplying one Series B Preferred Unit by the Series B Conversion Rate. In the case of the Series B Preferred Units, the “Series B Conversion Rate” in effect at any time shall be an amount equal to the quotient obtained by dividing (x) an amount equal to the amount of the Series B Invested Amount, plus the Series B Pre-Closing Accrued Amount, plus the Series B Accruing Distribution accrued through the Conversion Time, whether declared or not, by (y) the Series B Conversion Price then in effect; provided, however, that if the aggregate fair market value of the Common Units to be received upon conversion of each Series B Preferred Unit (plus the aggregate fair market value of the Common Units to be received (or previously received) upon conversion of each Series B PIK Unit received with respect to such Series B Preferred Unit prior to the Conversion Time) exceeds $1.81929 per Unit (subject to appropriate adjustment in the event of a Unit split, Unit distribution (other than

Series B PIK Units), combination, reclassification, or similar event affecting the Series B Preferred Units), then the Series B Conversion Rate in effect at such time for such Series B Preferred Unit shall be an amount equal to the greater of (x) a rate such that upon conversion of such Series B Preferred Unit (and each Series B PIK Unit received with respect to such Series B Preferred Unit prior to the Conversion Time) the holder thereof will receive a number of Common Units (when taken together with the Common Units to be received (or previously received) upon conversion of each Series B PIK Unit received with respect to such Series B Preferred Unit prior to the Conversion Time as if such Series B PIK Unit were also being converted at such Conversion Time) having an aggregate fair market value equal to $1.81929 per Unit (subject to appropriate adjustment in the event of a Unit split, Unit distribution (other than Series B PIK Units), combination, reclassification, or similar event affecting the Series B Preferred Units) and (y) an amount equal to the quotient obtained by dividing (1) the Series B Invested Amount by (2) the Series B Conversion Price then in effect and the Series B Pre-Closing Accrued Amount and the Series B Accruing Distribution shall not be included in the calculation of the Series B Conversion Rate with respect to such Series B Preferred Unit. On the date hereof, the “Series B Conversion Price” per Unit is the Series B Invested Amount. Such initial Series B Conversion Price, and the rate at which Series B Preferred Units may be converted into Common Units, shall be subject to adjustment as provided below.

(iii) Each Series A Preferred Unit shall be converted into such number of Common Units as is determined by multiplying one Series A Preferred Unit by the Series A Conversion Rate. In the case of the Series A Preferred Units, the “Series A Conversion Rate” in effect at any time shall be an amount equal to the quotient obtained by dividing (x) the Series A Invested Amount by (y) the Series A Conversion Price then in effect. On the date hereof, the “Series A Conversion Price” per Unit was the Series A Invested Amount. Such initial Series A Conversion Price, and the rate at which Series A Preferred Units may be converted into Common Units, shall be subject to adjustment as provided below. The Series C Conversion Rate, the Series B Conversion Rate, and the Series A Conversion Rate, and the Series C Conversion Price, the Series B Conversion Price and the Series A Conversion Price, respectively, are sometimes referred to hereinafter as the “Conversion Rate” and “Conversion Price”, as applicable to such class of Preferred Units.

(iv) Fair market value of a Common Unit shall be valued as follows:

(A) In the case of a Liquidation Event, the aggregate amount to be received with respect to a Common Unit pursuant to Section 4.4(b);

(B) In the case of an underwritten offering of securities registered pursuant to the Securities Act, the offering price with respect thereto; and

(C) In any other circumstances, the fair market value thereof, as determined by the Board, which must include the affirmative vote of a Board Majority of the Minority; provided that if a majority of the Board, including a Board Majority of the Minority and a majority of the Series C Managers, cannot agree on a fair market value within 15 days of the written notice to the Company from a holder of Preferred Units that it wishes to convert any of its Preferred Units, then the Company shall engage an investment banking firm or valuation firm (the “Independent Valuation Firm”) to determine such fair market value (the Company shall request that the Independent Valuation Firm use its reasonable best efforts to determine such fair market value within thirty (30) days of its appointment).

(b) Mechanics of Conversion. Before any holder of Preferred Units shall be entitled to voluntarily convert the same into Common Units, such Member shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company, and shall give written notice to the Company at its principal office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for Common Units are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Units, or to the nominee or nominees of such holder, a certificate or certificates for the number of Common Units to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates for Preferred Units to be converted, and the person or persons entitled to receive the Common Units issuable upon such conversion shall be treated for all purposes as the record holder or holders of the Common Units as of such date (the “Conversion Time”).

(c) Conversion Price Adjustments of Preferred Units for Certain Dilutive Issuances, Splits and Combinations. The Conversion Price of the Preferred Units shall be subject to adjustment from time to time as follows:

(i) (A) If the Company shall issue, on or after the date hereof, any Additional Units without consideration or for a consideration per Unit less than the Conversion Price applicable to a class of Preferred Units in effect immediately prior to the issuance of such Additional Units, the applicable Conversion Price for such Units in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of Common Units Outstanding (as defined below) immediately prior to such issuance plus the number of Common Units that the aggregate consideration received by the Company for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of Common Units Outstanding immediately prior to such issuance plus the number of such Additional Units. For purposes of this Section 2.10(c)(i)(A), the term “Common Units Outstanding” shall mean and include the following: (1) outstanding Common Units, (2) Common Units issuable upon conversion of outstanding Preferred Units, including the Series C Accruing Distribution and Series B Accruing Distribution to the extent so included in accordance with Section 2.10(a), (3) Common Units issuable upon exercise of outstanding options and (4) Common Units issuable upon exercise (and, in the case of warrants to purchase Preferred Units, conversion) of outstanding warrants. Units described in (1) through (4) above shall be included whether vested or unvested, whether contingent or non-contingent and whether exercisable or not yet exercisable.

(B) No adjustment of the Conversion Price for the Preferred Units shall be made in an amount less than one cent per Unit, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and either shall be taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this Section 2.10(c)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C) In the case of the issuance of Additional Units for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(D) In the case of the issuance of the Additional Units for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board irrespective of any accounting treatment.

(E) In the case of the issuance of options to purchase or rights to subscribe for Common Units, securities by their terms convertible into or exchangeable for Common Units or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for purposes of determining the number of Additional Units issued and the consideration paid therefor:

(1) The aggregate maximum number of Common Units deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such options to purchase or rights to subscribe for Common Units shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 2.10(c)(i)(C) and (c)(i)(D)), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Common Units covered thereby.

(2) The aggregate maximum number of Common Units deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued distributions), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential anti-dilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 2.10(c)(i)(C) and (c)(i)(D)).

(3) In the event of any change in the number of Common Units deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, the Conversion Price of the Preferred Units, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Units or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Preferred Units, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of Common Units (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5) The number of Additional Units deemed issued and the consideration deemed paid therefor pursuant to Sections 2.10(c)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Sections 2.10(c)(i)(E)(3) or (4).

(ii) In the event the Company should at any time or from time to time after the date hereof fix a record date for the effectuation of a split or subdivision of the outstanding Common Units or the determination of holders of Common Units entitled to receive a distribution payable in additional Common Units or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional Common Units (hereinafter referred to as “Common Unit Equivalents”) without payment of any consideration by such holder for the additional Common Units or the Common Unit Equivalents (including the additional Common Units issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the Conversion Price of the Preferred Units shall be appropriately decreased so that the number of Common Units issuable on conversion of each Unit of such class shall be increased in proportion to such increase of the aggregate of Common Units outstanding and those issuable with respect to such Common Unit Equivalents with the number of Units issuable with respect to Common Unit Equivalents determined from time to time in the manner provided for deemed issuances in Section 2.10(c)(i)(E).

(iii) If the number of Common Units outstanding at any time after the date hereof is decreased by a combination of the outstanding Common Units, then, following the record date of such combination, the Conversion Price for the Preferred Units shall be appropriately increased so that the number of Common Units issuable on conversion of each Unit of such class shall be decreased in proportion to such decrease in outstanding Units.

(d) Other Distributions. In the event the Company shall declare a distribution payable in securities of other Persons, evidences of indebtedness issued by the Company or other Persons, assets (excluding cash distributions) or options or rights not referred to in Section 2.10(c)(ii), then, in each such case for the purpose of this Section 2.10(d), the holders of the Preferred Units shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of Common Units into which their Preferred Units are convertible as of the record date fixed for the determination of the holders of Common Units entitled to receive such distribution.

(e) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Units, provision shall be made so that the holders of the Preferred Units shall thereafter be entitled to receive upon conversion of the Preferred Units the number of Securities or property of the Company or otherwise, to which a holder of the number of Common Units deliverable upon conversion of such Preferred Units immediately prior to such recapitalization would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2.10 with respect to the rights of the holders of the Preferred Units after the recapitalization to the end that the provisions of this Section 2.10 (including adjustment of the Conversion Price then in effect and the number of Units issuable upon conversion of the Preferred Units) shall be applicable after that event as nearly equivalently as may be practicable.

(f) No Impairment. The Company will not, without the appropriate required vote of the Members, by amendment of this Agreement or through any reorganization, recapitalization, transfer of assets, consolidation, merger, conversion, transfer, domestication, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2.10 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Units against impairment.

(g) No Fractional Units and Certificate as to Adjustments.

(i) No fractional Units shall be issued upon the conversion of any Preferred Units and the aggregate number of Common Units to be issued to particular Unitholders shall be rounded down to the nearest whole Unit and the Company shall pay in cash the fair market value of any fractional Units as of the time when entitlement to receive such fractions is determined. Whether or not fractional Units would be issuable upon such conversion shall be determined on the basis of the total number of Preferred Units the holder is at the time converting into Common Units and the number of Common Units issuable upon such conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Preferred Units pursuant to this Section 2.10, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Units a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Preferred Units, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such class of Preferred Units at the time in effect, and (C) the number of Common Units and the amount, if any, of other property that at the time would be received upon the conversion of a Preferred Unit.

(h) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any distribution (other than a cash distribution), the Company shall mail to each holder of Preferred Units, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such distribution, and the amount and character of such distribution.

(i) Waiver of Adjustment to Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price of any class of Preferred Units may be waived, either prospectively or retroactively and either generally or in a particular instance, (i) with respect to the Series C Preferred Units, by the consent or vote of the Series C Required Holders, (ii) with respect to the Series B Preferred Units, by the consent or vote of the Series B Required Holders and (iii) with respect to the Series A Preferred Units, by the consent or vote of the Series A Required Holders; provided, however, that with respect to any event that causes by operation of this Section 2.10 a downward adjustment of the Conversion Price of the Series B Preferred Units, any waiver by the Series B Required Holders of any such downward adjustment by the Series B Required Holders shall be binding upon and shall be deemed to waive any downward adjustment of the Series A Preferred Units caused by the same event. Any waiver of any downward adjustment of a Conversion Price shall bind all future holders of such class of Preferred Units affected thereby.

(j) Status of Converted Preferred Units. In the event any Preferred Units shall be converted pursuant to this Section 2.10, the Preferred Units so converted shall be cancelled and shall not be issuable by the Company.

(k) Adjustments Upon Conversion of Preferred Units. Upon any conversion of Preferred Units into Common Units in accordance with this Section 2.10, the following shall occur:

(i) The Preferred Unitholder shall be treated as having contributed to the Company with respect to the Common Unit or Units received in the conversion the balance such Unitholder had in its Capital Account to the extent attributable to the Preferred Unit or Units converted;

(ii) Immediately following the conversion, the Gross Asset Values of all of the Company’s assets shall be adjusted in accordance with subsection (b) of the definition of “Gross Asset Value”;

(iii) The conversion date shall be treated as the end of a fiscal year so that all Net Income and Net Loss (including the amount of any adjustment to the Gross Asset Values of the Company’s assets pursuant to clause (ii)) and other items specially allocable to the Members shall be allocated in accordance with Section 4.3; provided, however, that notwithstanding any provision of Section 4.3 to the contrary, Net Income and Net Loss attributable to any adjustment to the Gross Asset Value of the Company’s assets pursuant to clause

(ii) shall first be allocated to the holders of the Preferred Units that were converted until the Capital Accounts of such Unitholders determined solely with respect to the Common Unit or Units issued upon the conversion equals such holders’ respective Target Balances determined solely with respect to such Common Unit or Units;

(iv) In the event that there is insufficient Net Income and the Net Loss attributable to the adjustment to the Gross Asset Values of the Company’s assets pursuant to clause (ii) to accomplish the allocation specified in the proviso to clause (iii), the Company shall (i) reallocate capital from the non-converting Unitholders to the holders of the Preferred Units that were converted until the Capital Accounts of the converting Unitholders with respect to the Common Unit or Units received upon the conversion equals such Unitholders’ respective Target Balances determined solely with respect to such Common Unit or Units and (ii) make “corrective allocations” of items of gross income or loss solely for income tax purposes in accordance with Regulations Section 1.704-1(b)(2)(iv)(s); and

(v) The Board shall make such other adjustments as it may in good faith determine may be necessary to comply with the provisions of the Regulations pertaining to the treatment of “non-compensatory” options under Code Sections 721 and 704.

SECTION 2.11. Limited Liability Company Agreement. For administrative convenience, certain agreements among the Company and the Unitholders are set forth in the Voting Agreement and the Investor Rights Agreement, both of which, together with this Agreement, shall constitute the limited liability company agreement of the Company for purposes of the Act. To the extent any person listed on Schedule A has the right to receive units of limited liability company interest in the Company pursuant to the Merger but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (including pursuant to a joinder or a power of attorney or other authorization granted to an attorney in fact or agent under the Merger Agreement or other documents related thereto), such person’s acceptance of such units of limited liability company interest shall be deemed to constitute that person’s agreement to be bound by the Voting Agreement and the Investor Rights Agreement. Upon written request from any Unitholder to the Company at its principal office, the Company shall supply to such Unitholder, copies of this Agreement, the Voting Agreement and the Investor Rights Agreement, free of charge.

SECTION 2.12. Unrelated Business Taxable Income, Trade and Business Income and Effectively Connected Income. The Company shall use its reasonable best efforts to ensure it does not incur: (i) “unrelated business taxable income” within the meaning of Sections 511-514 of the Code; (ii) income derived from the conduct of a trade or business outside of the United States; or (iii) income that is effectively connected with the conduct of a trade or business in the United States, including gain from the disposition of a United States real property interest within the meaning of Section 897 of the Code.

ARTICLE III.

MANAGEMENT

SECTION 3.1. The Board of Managers; Delegation of Authority and Duties.

(a) Authority of the Board. To the fullest extent permitted by Delaware law, the Board established pursuant to Section 3.2 below shall possess full and exclusive power to manage the business and affairs of the Company (and shall be considered a “manager” for purposes of Section 18-402 of the Act). In furtherance of the foregoing, each of the Members and other Unitholders hereby consents to the exercise by the Board of all such powers and rights conferred on the Board by the Act and this Agreement with respect to the management and control of the Company. No Member, in its capacity as a Member, shall have any power or authority to act for, sign for or do any act that would bind the Company. Each Member acknowledges and agrees that, except as otherwise agreed in writing, no Member shall, in its capacity as a Member, be bound to devote any of such Member’s business time to the affairs of the Company, and that each Member and such Member’s Affiliates do and will continue to engage for such Member’s own account and for the account of others in other business ventures.

(b) Delegation by the Board. Except as provided in Sections 3.1(c) and 3.6 below, the Board shall not have the power and authority to delegate to one or more other Persons the Board’s rights and powers to manage and control the business and affairs of the Company; provided, that the Board may authorize any Person (including any Member, Officer or Manager) to enter into and perform under any document authorized by the Board on behalf of the Company.

(c) Committees. The Board may, from time to time, designate one or more committees of the Board, each of which shall be comprised of at least one Series B Manager and one Series C Manager. Any such committee, to the extent provided in the enabling resolution and until dissolved by the Board, shall have and may exercise any or all of the authority of the Board. At every meeting of any such committee, the presence of a majority of all the members thereof (including any vacancies) shall constitute a quorum, and the affirmative vote of a majority of the members of such committee present shall be necessary for the adoption of any resolution. The Board may dissolve any committee at any time.

SECTION 3.2. Establishment of the Board.

(a) Managers. There shall be and hereby is established a Board of Managers (the “Board”) whose authorized number of members (each a “Manager”) shall be seven (7). Managers shall be elected, appointed and removed by the Members specified in Section 3.2(b) hereof from time to time as set forth in Section 3.2(b) hereof. Each Manager shall remain in office until his or her death, resignation or removal, and in the event of death, resignation or removal of a Manager, the vacancy created shall be filled as provided in Section 3.2(b). All Managers shall be individuals.

(b) Board Composition. The Managers shall be designated as provided below:

(i) for so long as any Series C Preferred Units are outstanding, the Series C Required Holders shall be entitled to elect four (4) members of the Board (the “Series C Managers”); and

(ii) for so long as any Series B Preferred Units are outstanding, the Series B Required Holders shall be entitled to elect three (3) members of the Board (the “Series B Managers”).

(c) Removal. Managers designated or elected in accordance with Section 3.2(b) shall be removed from the Board (with or without cause) only upon the vote or written consent of the requisite Member(s) that are entitled to designate or elect such Manager under Section 3.2(b) above.

(d) No Individual Authority. No Manager has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditures or incur any obligations on behalf of the Company or authorize any of the foregoing, other than acts that are expressly authorized by the Board (or a duly authorized committee thereof).

(e) Duties. The Managers, in the performance of their duties as such, shall owe to the Company fiduciary duties of the type owed by the directors of a Delaware corporation to such corporation and its stockholders under the laws of the State of Delaware. The Managers, Officers, Members and Unitholders shall not be deemed to owe fiduciary duties to creditors of the Company or its Subsidiaries.

(f) Exculpation. A Manager shall not be personally liable to the Company or any Member or Unitholder for monetary damages for breach of fiduciary duty as a Manager, except for liability (i) for any breach of the Manager’s duty of loyalty to the Company or the Members or Unitholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or (iii) for any transaction from which the Manager derived any improper personal benefit.

SECTION 3.3. Board Meetings.

(a) Quorum; Voting. A majority of the total number of Managers (which majority shall include at least one (1) Series C Manager and one (1) Series B Manager) shall constitute a quorum for the transaction of business of the Board and the act of a majority of the Managers present at a meeting of the Board at which a quorum is present shall be the act of the Board. A Manager who is present at a meeting of the Board at which action on any matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the Person acting as secretary of the meeting before the adjournment thereof or shall deliver such dissent to the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Manager who voted in favor of such action.

(b) Place of Meetings; Waiver of Notice. Meetings of the Board may be held at such place or places as shall be determined from time to time by resolution of the Board or, in the case of a special meeting of the Board, by the Person(s) calling the meeting as provided herein. At all meetings of the Board, business shall be transacted in such order as shall from time to time be determined by resolution of the Board or, in the absence of such resolution, by the chairman of the meeting. Attendance of a Manager at a meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

(c) Regular Meetings. Regular meetings of the Board shall be held at such times and places as shall be designated from time to time by resolution of the Board. Additional notice of such meetings shall not be required.

(d) Special Meetings. Special meetings of the Board may be called on at least 24 hours notice to each Manager by the Chairman or a majority of the Managers. Such notice need not state the purpose or purposes of, nor the business to be transacted at, such meeting, except as may otherwise be required by law or provided for in this Agreement.

(e) Notice. Notice of any special meeting of the Board or committee of the Board may be given to the Managers at their addresses known to the Company either by email or in any other manner permitted by Section 7.4.

SECTION 3.4. Chairman. The Board shall designate a Manager selected by the Series C Required Holders to serve as its Chairman. The Chairman shall preside at all meetings of the Board. If the Chairman is absent at any meeting of the Board, a majority of the Managers present shall designate another Manager to serve as interim chairman for that meeting. Except as authorized by the Board, the Chairman shall have no authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditure or incur any obligations on behalf of the Company or authorize any of the foregoing.

SECTION 3.5. Action by Written Consent or Telephone Conference. Any action permitted or required by the Act, the Certificate or this Agreement to be taken at a meeting of the Board or any committee designated by the Board may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by all of the Managers or the members of such committee, as the case may be. Such consent shall have the same force and effect as a vote at a meeting, and the execution of such consent shall constitute attendance or presence in person at a meeting of the Board or any such other committee, as the case may be. Subject to the requirements of this Agreement for notice of meetings, the Managers, or members of any other committee designated by the Board, may participate in and hold a meeting of the Board or any such other committee, as the case may be, by means of a conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in such meeting shall constitute attendance and presence in person at such meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

SECTION 3.6. Officers.

(a) Designation and Appointment. The Board may, from time to time, employ and retain natural persons as may be necessary or appropriate for the conduct of the Company’s business (subject to the supervision and control of the Board), including employees, agents and other Persons (any of whom may be a Manager) who may be designated as Officers of the Company, with titles including “Chief Executive Officer,” “Chief Operating Officer,” “General Counsel,” “President,” “Vice President,” “Treasurer,” “Secretary,” “Assistant Secretary,” and “Chief Financial Officer,” as and to the extent authorized by the Board. Any number of offices may be held by the same Person. In its discretion, the Board may choose not to fill any office for any period as it may deem advisable. Officers need not be residents of the State of Delaware or Members. Any Officers so designated shall have such authority and perform such duties as the Board may, from time to time, delegate to them. The Board may assign titles to particular Officers. Each Officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. The salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Board.

(b) Resignation/Removal. Any Officer may resign as such at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Board. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation. Any Officer may be removed as such, either with or without cause at any time by the Board. Designation of an Officer shall not of itself create any contractual or employment rights.

(c) Duties of Certain Officers. The Officers of the Company who are full-time employees of the Company or a Subsidiary thereof, in the performance of their duties as such, shall owe to the Company duties of loyalty and due care of the type owed by the officers of a Delaware corporation to such corporation and its stockholders under the laws of the State of Delaware.

SECTION 3.7. Opco Board of Directors. For so long as the Company is a stockholder of Opco, the Company shall take all necessary action in its capacity as a stockholder of Opco to cause (a) the members of the board of directors of Opco to include the Series C Managers and the Series B Managers and (b) the notice, election and removal provisions in this Agreement for Managers to apply to such directors of Opco.

SECTION 3.8. Liability of Unitholders.

(a) No Personal Liability. Except as otherwise required by applicable law, and as expressly set forth in this Agreement, no Member or Unitholder shall have any personal liability whatsoever in such Person’s capacity as a Member or Unitholder, whether to the Company, to any other Member, Manager, Officer or Unitholder, to the creditors of the Company or to any other third party, for the debts, liabilities, commitments or any other obligations of the Company or for any losses of the Company.

Each Member or Unitholder shall be liable only to make such Member’s or Unitholder’s initial Capital Contribution to the Company, if applicable, and the other payments provided expressly herein.

(b) Return of Distributions. In accordance with the Act and the laws of the State of Delaware, a holder of a limited liability company interest may, under certain circumstances, be required to return amounts previously distributed to such holder. To the fullest extent permitted by law, it is the intent of the Unitholders that no distribution to any Unitholder pursuant to Article IV hereof shall be deemed a return of money or other property paid or distributed in violation of the Act. To the fullest extent permitted by law, the payment of any such money or distribution of any such property to a Unitholder shall be deemed to be a compromise within the meaning of the Act, and the Unitholder receiving any such money or property shall not be required to return to any Person any such money or property. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Unitholder is obligated to make any such return or payment, such obligation shall be the obligation of such Unitholder and not of any Manager or other Unitholder.

SECTION 3.9. Indemnification by the Company.

To the fullest extent permitted by the General Corporation Law of the State of Delaware (the “General Corporation Law”) as if the Company were a Delaware corporation, the Company is authorized to provide indemnification of (and advancement of expenses to) agents of the Company (and any other persons to which General Corporation Law would permit the Company to provide indemnification if the Company were a Delaware corporation) through agreements with such agents or other persons, vote of Members or disinterested Managers or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law, subject only to limits created by applicable General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to the Company, the Members, and others.

Without limiting the foregoing, the Company shall, to the maximum extent permitted from time to time under the law of the State of Delaware as if the Company were a Delaware corporation, indemnify and upon request advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a Manager or while a Manager is or was serving at the request of as if the Company as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney’s fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred (and not otherwise recovered) in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require the Company to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any agreement, vote of Managers or Members or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this Section 3.9 shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established.

Any amendment, repeal or modification of the foregoing provisions of this Section 3.9 shall not adversely affect any right or protection of a Manager, Officer, agent, or other person existing at the time of, or increase the liability of any Manager with respect to any acts or omissions of such Manager, Officer or agent occurring prior to, such amendment, repeal or modification.

It is the intent of the Company that with respect to all advancement and indemnification obligations provided by the Company as referenced in this Section 3.9, the Company shall be the primary source of advancement, reimbursement and indemnification relative to any direct or indirect Member of the Company (or any affiliate of such Member, other than the Company or any of its direct or indirect Subsidiaries). The Company shall have no right to seek contribution, indemnity or other reimbursement for any of its obligations described in this Section 3.9 from any such Member or Unitholder of the Company (or any Affiliate of such Member or Unitholder, other than the Company or any of its direct or indirect Subsidiaries).

SECTION 3.10. Protective Provisions.

(a) So long as any Series C Preferred Units are outstanding, the Company shall not, and, prior to a Public Offering of Opco, the Company shall cause Opco not to, in each case by amendment, merger, consolidation or otherwise, without the prior written consent of the Series C Required Holders:

(i) consummate a Liquidation Event, or sell, license, lease, transfer or otherwise dispose of material assets;

(ii) alter or change the rights, preferences or privileges of the Series C Preferred Units so as to affect adversely such Units;

(iii) authorize or issue, or obligate itself to issue, any Equity Security (including any other security convertible into or exercisable for any such Equity Security), other than, in the case of the Company, (x) the issuance of Series C Preferred Units with respect to Series C Accruing Distributions and (y) the issuance of Series B Preferred Units with respect to Series B Accruing Distributions and, in the case of Opco, the issuance of Series D Preferred Stock (and any pay-in-kind dividends thereon) pursuant to that certain Series D Preferred Stock Purchase Agreement dated on or about June 23, 2014 (as amended, the “Purchase Agreement”) among Opco and the purchasers party thereto;

(iv) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any Securities; provided, however, that this restriction shall not apply to the repurchase of Securities (A) from employees, officers, directors, consultants or other persons performing services for the Company or Opco pursuant to agreements under which the Company or

Opco has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment or service, or pursuant to a right of first refusal or (B) that are outstanding as of the date hereof;

(v) amend, alter or repeal any provision of in the case of the Company, the Certificate or this Agreement and, in the case of Opco, the certificate of incorporation or bylaws of Opco;

(vi) incur, create, guarantee or authorize the creation of any indebtedness in excess of $25,000,000 in the aggregate;

(vii) make any loan or advance in excess of $100,000 to any other Person, unless such Person is wholly owned by the Company;

(viii) make any capital expenditure that is not already included in a budget approved by the Board or the board of directors of Opco, as the case may be;

(ix) hire or fire any executive officer, including the Chief Executive Officer and Chief Financial Officer;

(x) change the authorized number of Managers or members of the board of directors of Opco, as the case may be;

(xi) acquire or merge with another entity or enter into any other material transaction involving the acquisition of the assets of such entity;

(xii) sell, assign, license or otherwise dispose (in a single transaction or a series of related transactions) material technology, intellectual property and other material assets, other than licenses granted in the ordinary course of business;

(xiii) enter into material transactions with Affiliates of the Company or enter into any other transaction described (as if the Company were a Delaware corporation) in Section 144 of the General Corporation Law of the State of Delaware, except for (1) transactions contemplated by the Purchase Agreement or the Management Agreement dated as of September 8, 2011 (as amended, the “Management Agreement”) between Opco and WCAS Management Corporation, (2) the issuance of Equity Securities made in accordance with Section 3 or 4 of the Investor Rights Agreement, (3) transactions entered into the ordinary course of business with any employee of the Company and (4) transactions among the Company and Subsidiaries of the Company;

(xiv) make any material change in the nature of its business from that conducted as of the date hereof; or

(xv) approve or materially amend any annual budget.

(b) So long as any Series B Preferred Units are outstanding, the Company shall not and, prior to a Public Offering of Opco, the Company shall cause Opco not to, in each case by amendment, merger, consolidation or otherwise, without the prior written consent of the Series B Required Holders:

(i) alter or change the rights, preferences or privileges of the Series B Preferred Units so as to affect adversely such Series B Preferred Units in a manner different to any adverse effect such alteration or change would have on the rights, preferences or privileges of the Series C Preferred Units;

(ii) authorize or issue, or obligate itself to authorize or issue, any securities that, with respect to their liquidation preference upon a Liquidation Event, are both (A) junior to the liquidation preference of the Series C Preferred Units upon a Liquidation Event and (B) senior to, or pari passu with, the liquidation preference of the Series B Preferred Units upon a Liquidation Event;

(iii) authorize or issue, or obligate itself to issue, (1) any Equity Security of Opco (including any other security convertible into or exercisable for any such Equity Security of Opco), in a single transaction or a series of transactions, resulting in proceeds received by Opco in an aggregate amount in excess of $100,000,000 or (2) any Equity Security of the Company (including any other security convertible into or exercisable for any such Equity Security of the Company); provided that, for the avoidance of doubt, no approval of the Series B Required Holders shall be required for (A) the Company to authorize or issue (x) any Series C PIK Units or Series B PIK Units or (y) any Common Units in connection with the conversion of Series C Preferred Units, Series B Preferred Units or Series A Preferred Units pursuant to this Agreement or (B) Opco to (x) issue Series D Preferred Stock (and any pay-in-kind dividends thereon) pursuant to the Purchase Agreement and as contemplated by Section 1.2(b) of the Purchase Agreement or (y) issue shares of common stock to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by the board of directors of Opco, in the case of clause (B), which amount shall not be included in the calculation of such $100,000,000 threshold;

(iv) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any Securities; provided, however, that this restriction shall not apply to the repurchase of Securities (A) from employees, officers, directors, consultants or other persons performing services for the Company or any Subsidiary pursuant to agreements under which the Company or Opco has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment or service, or pursuant to a right of first refusal or (B) that are outstanding as of the date hereof;

(v) amend, alter or repeal any provision of the bylaws of Opco with respect to determining a quorum of the board of directors of Opco;

(vi) incur, create, guarantee or authorize the creation of any indebtedness in excess of $25,000,000 in the aggregate;

(vii) change the authorized number of Managers or members of the board of directors of Opco, as the case may be;

(viii) enter into material transactions with Affiliates of the Company or enter into any other transaction described (as if the Company were a Delaware corporation) in Section 144 of the General Corporation Law of the State of Delaware, except for (1) transactions contemplated by the Purchase Agreement or the Management Agreement, (2) the issuance of Equity Securities of the Company made in accordance with Section 3 or 4 of the Investor Rights Agreement, (3) transactions entered into the ordinary course of business with any employee of the Company and (4) transactions among the Company and Subsidiaries of the Company; or

(ix) make any material change in the nature of the Company’s principal business that are not natural extensions of such business conducted as of the date hereof; provided that no approval of the Series B Required Holders shall be required if such changes to the Company’s principal business were approved by the Board, which approval must include the affirmative vote of the Board Majority of the Minority.

(c) So long as any Series A Preferred Units are outstanding, the Company shall not (by amendment, merger, consolidation or otherwise), without the prior written consent of the Series A Required Holders:

(i) authorize or issue, or obligate itself to authorize or issue, any securities that, with respect to their liquidation preference upon a Liquidation Event, are both (i) junior to the liquidation preference of the Series C Preferred Units and Series B Preferred Units upon a Liquidation Event and (ii) senior to, or pari passu with, the liquidation preference of the Series A Preferred Units upon a Liquidation Event; or

(ii) decrease the Series A Liquidation Preference; provided that no such approval shall be required for the Company to authorize or issue, or for the Company to obligate itself to authorize or issue, any Securities having a preference pari passu or senior to the Series B Preferred Units with respect to a Liquidation Event.

(d) Notwithstanding anything to the contrary in this Section 3.10 or elsewhere in this Agreement or in the Voting Agreement or in the Investor Rights Agreement, until such time as a former stockholder of Opco is admitted as a Member of the Company as set forth in Section 2.1, such Person shall have no right to vote or consent to any matter set forth in this Section 3.10 or in any other provision of this Agreement requiring the consent of the Members, the Unitholders, or the Series A Required Holders, the Series B Required Holders or the Series C Required Holders, as

applicable, and any holder of a Unit who has not been admitted as a Member shall have no right to vote on, consent to, or approve any matter and shall not be taken into consideration in determining whether the vote, consent, or approval of the Members, the Unitholders, the Series A Required Holders, the Series B Required Holders or the Series C Required Holders, as applicable, has been obtained.

ARTICLE IV.

CAPITAL CONTRIBUTIONS; ALLOCATIONS; DISTRIBUTIONS

SECTION 4.1. Capital Contributions. The Members and the Unitholders listed on Schedule A hereto on the date hereof are making on the date hereof the initial Capital Contributions to the Company described on Schedule C hereto. No Member or Unitholder shall be entitled (except as provided in Section 3 of the Investor Rights Agreement) to make any additional Capital Contributions without the approval of the Board or required to make any additional Capital Contributions without such Member’s express written agreement. In connection with any issuance of additional Units, the Board may accept such additional Capital Contributions as it determines in its discretion.

SECTION 4.2. Capital Accounts.

(a) Creation. There shall be established for each Unitholder on the books of the Company a Capital Account which shall be increased or decreased in the manner set forth in this Agreement.

(b) Negative Balance. A Unitholder shall not have any obligation to the Company or to any other Unitholder to restore any negative balance in the Capital Account of such Unitholder.

SECTION 4.3. Allocations of Net Income and Net Loss.

(a) Timing and Amount of Allocations of Net Income and Net Loss. Net Income and Net Loss of the Company shall be determined and allocated with respect to each fiscal year of the Company as of the end of each such year or as circumstances otherwise require or allow. The Board shall allocate the Net Income and Net Loss among the Unitholders in a manner that as closely as possible gives economic effect to the provisions of this Agreement. Subject to the other provisions of this Section 4.3, an allocation to a Unitholder of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss. For the avoidance of doubt, except as otherwise provided in this Agreement, Net Income and Net Loss (and, to the extent necessary, individual items of income, gain, loss, deduction or credit) of the Company shall be allocated among the Unitholders in a manner such that, after giving effect to the regulatory allocations set forth in Section 4.3(b), the Capital Account balance of each Unitholder, immediately after making such allocation, is, as nearly as possible, equal (proportionately) to (i) the distributions that would be made to such Unitholder if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Gross Asset Value, all Company liabilities were satisfied (limited with respect to each nonrecourse liability to the Gross Asset Value of the assets securing such liability), and the net assets of the Company were distributed, in accordance with Section 4.4(b) to the Unitholders immediately after making such allocation, minus (ii) such Unitholder’s share of “partnership minimum gain” (determined in accordance with the principles of Regulations Section 1.704-2(d)) and “partner nonrecourse debt minimum gain” (determined in accordance with the principles of Regulations Section 1.704-2(i)), computed immediately before the hypothetical sale of assets (for a Unitholder, the difference between the amount in clause (i) and the amount in clause (ii), the Unitholder’s “Target Balance”).

(b) Regulatory Allocations. Provisions governing the allocation of income, gain, loss, deduction and credit (and items thereof) are included in this Agreement as may be necessary to provide that the Company’s allocation provisions contain a so-called “qualified income offset” and comply with all provisions relating to the allocation of so-called “nonrecourse deductions” and “partner nonrecourse deductions” and the chargeback thereof as set forth in the Regulations under Section 704(b) of the Code.

(c) Allocations upon Transfer. For any fiscal year during which a Unitholder’s Unit(s) in the Company is assigned by such Unitholder, the portion of the Net Income and Net Loss of the Company that is allocable in respect of such Unitholder’s Unit(s) shall be apportioned between the assignor and the assignee of such Unitholder’s Unit(s) using any permissible method under Code Section 706 and the Regulations thereunder, as determined by the Board.

(d) Required Tax Allocations. All items of income, gain, loss, deduction and credit for federal income tax purposes shall be allocated to each Unitholder in the same manner as the Net Income or Net Loss (and each item of income, gain, loss and deduction related thereto) that is allocated to such Unitholder pursuant to Section 4.3(a), (b) and (c) to which such tax items relate. Notwithstanding the foregoing provisions of this Section 4.3, income, gain, loss, deduction, and credits with respect to property contributed to the Company by a Unitholder shall be allocated among the Unitholders for federal and state income tax purposes pursuant to Regulations promulgated under Section 704(c) of the Code, so as to take account of the variation, if any, between the adjusted basis for federal income tax purposes of the property to the Company and its initial Gross Asset Value at the time of contribution. In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (b), (c), or (d) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, deduction, and credits with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations consistent with the requirements of Regulations Section 1.704-1(b)(2)(iv)(g). Allocations pursuant to this Section 4.3(d) are solely for purposes of federal, state and local income taxes and shall not affect, or in any way be taken into account in computing, any Unitholder’s Capital Account or share of Net Income, Net Loss, other tax items or distributions pursuant to any provision of this Agreement.

(e) Unitholders’ Tax Reporting. The Unitholders acknowledge and are aware of the income tax consequences of the allocations made by this Section 4.3 and, except as may otherwise be required by applicable law or regulatory requirements, hereby agree to be bound by the provisions of Section 4.3 in reporting their shares of Company income, gain, loss, deductions, and credits for federal, state and local income tax purposes.

SECTION 4.4. Distributions.

(a) Timing and Valuation. Subject to the provisions of Section 4.4(e), Distributable Assets shall be distributed by the Company only upon the occurrence of a Liquidation Event; provided that Additional Consideration with respect to a Liquidation Event and any Distributable Assets that are not Cash shall not be distributed upon the occurrence of a Liquidation Event and any Cash generated with respect thereto shall be distributed by the Company as soon as practicable after the receipt thereof by the Company.

(b) Priority in Distributions. Subject to Section 4.4(e), in connection with any Liquidation Event or the distribution of Distributable Assets, all of the proceeds of such Liquidation Event or such Distributable Assets, as the case may be, shall be distributed as follows:

(i) First, to the holders of the outstanding Series C Preferred Units on a pro rata basis (determined by reference to the undistributed Series C Liquidation Amount with respect to the Series C Preferred Units held by each such holder) until the aggregate cumulative amount distributed with respect to each Series C Preferred Unit pursuant to this clause (i) equals the Series C Liquidation Amount;

(ii) Second, to the holders of the outstanding Series B Preferred Units on a pro rata basis (determined by reference to the undistributed Series B Liquidation Amount with respect to the Series B Preferred Units held by each such holder) until the aggregate cumulative amount distributed with respect to each Series B Preferred Unit pursuant to this clause (ii) equals the Series B Liquidation Amount;

(iii) Third, to the holders of the outstanding Series A Preferred Units on a pro rata basis (determined by reference to the undistributed Series A Liquidation Amount with respect to the Series A Preferred Units held by each such holder) until the aggregate cumulative amount distributed with respect to each Series A Preferred Unit pursuant to this clause (iii) equals the Series A Liquidation Amount; and

(iv) Fourth, thereafter, all of the remaining Distributable Assets shall be distributed to the holders of the Common Units on a pro rata basis determined by reference to the number of such Common Units held by each such holder.

(c) Allocation of Escrow. In the case of a Liquidation Event, if any portion of the consideration payable to the Unitholders is placed into escrow and/or is payable to the Unitholders subject to contingencies (the “Additional Consideration”), the portion of such consideration that is not placed in escrow and not subject to any contingencies (the “Initial Consideration”) shall be allocated among the Unitholders in accordance with Section 4.4(b) as if the Initial Consideration were the only consideration payable in connection with such Liquidation Event and any Additional Consideration which becomes payable to the Unitholders upon release from escrow or satisfaction of contingencies shall be allocated among the Unitholders in accordance with Section 4.4(b) above after taking into account the previous payment of the Initial Consideration as part of the same transaction.

(d) Successors. For purposes of determining the amount of distributions under this Section 4.4, each Unitholder shall be treated as having received amounts received by its predecessors and any prior holders of such Units in respect of any of such Unitholder’s Units.

(e) Tax Distributions. To the extent there is taxable income and cash is available, the Board shall cause the Company to make a tax distribution in cash no later than the 15th day of March of each year to each Unitholder (whether or not such Unitholder or such Unitholder’s investors are tax exempt) in an amount equal to the excess of (i) the product of (A) the cumulative taxable income allocable to such Unitholder (including any guaranteed payments for services that are not actually received by such Unitholder in cash and including any required tax allocations to such Unitholder under Section 4.3(d) hereof pursuant to Regulations promulgated under Section 704(c) of the Code) in excess of the cumulative taxable loss allocable to such Unitholder for all taxable years prior to the year in which such distribution is being made, as estimated in good faith by the Board and (B) the combined maximum federal, state and local marginal income tax rate (taking into account the deductibility of state and local taxes for federal income tax purposes and adjusted appropriately to take into account the varying rates applicable to capital gains, qualified dividend income and ordinary income) applicable to individual residents of New York, New York, or such other rate as determined by the Board in its good faith discretion, over (ii) all prior distributions pursuant to this Section 4.4. Tax distributions to a Unitholder shall be offset against and reduce the amount of the next succeeding distribution or distributions which such Unitholder would otherwise be entitled to receive pursuant to this Agreement. To the extent that an amount otherwise distributable to a Unitholder is so applied, it shall be treated for all purposes hereof as if such amount had actually been distributed to such Unitholder pursuant to this Agreement.

(f) Accruing Distributions. On or after a Liquidation Event, the Series C Accruing Distribution shall be paid when and if declared by the Board by delivering to the holders of Series C Preferred Units a number of Series C Preferred Units (“Series C PIK Units”) with respect to each Series C Preferred Unit held by such holder equal to (i) the amount of the Series C Accruing Distribution accrued and unpaid thereon, divided by (ii) the Series C Invested Amount. On or after a Liquidation Event, the Series B Accruing Distribution shall be paid when and if declared by the Board by delivering to the holders of Series B Preferred Units a number of Series B Preferred Units (“Series B

PIK Units”) with respect to each Series B Preferred Unit held by such holder equal to (i) the amount of the Series B Accruing Distribution accrued and unpaid thereon, divided by (ii) the Series B Invested Amount.

(g) Limitations on Distributions. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to a Member or Unitholder on account of its Units if such distribution would violate the Act or other applicable law.

SECTION 4.5. Right of Set-Off. The Company shall have a right of setoff against all distributions of Distributable Assets in the amount of any withholding tax or other liability or obligation to which the Company or a Subsidiary may be subject as a result of any act or status of any Unitholder, or to which the Company or a Subsidiary may become subject with respect to the interest of any Unitholder. The Company may withhold distributions or portions thereof if it is required to do so by the Code or any other provision of federal, state or local tax or other law. Any amount withheld pursuant to the Code or any other provision of federal, state or local tax or other law with respect to any distribution to a Unitholder shall be treated as an amount distributed to such Unitholder for all purposes under this Agreement. Each Unitholder agrees to indemnify the Company in full for any amounts paid by the Company to a governmental entity or regulatory authority that are specifically attributable to a Unitholder or a Unitholder’s status as such (including, without limitation, any interest, penalties and expenses associated with such payments), and each Unitholder shall promptly upon notification of an obligation to indemnify the Company pursuant to this Section 4.5 make a cash payment to the Company equal to the full amount to be indemnified with interest to accrue on any portion of such cash payment not paid in full, as reasonably determined by the Company, when requested by the Company. A Unitholder’s obligation to indemnify and make contributions to the Company under this Section 4.5 shall survive the termination, dissolution, liquidation and winding up of the Company, and for purposes of this Section 4.5, the Company shall be treated as continuing in existence. To the extent that a Unitholder makes contributions to the Company under this Section 4.5, it shall receive no net credit to its Capital Account.

ARTICLE V.

WITHDRAWAL; DISSOLUTION; NEW AND SUBSTITUTE MEMBERS

SECTION 5.1. Withdrawal. No Member shall have the power or right to resign or otherwise withdraw or be expelled from the Company prior to the dissolution and winding up of the Company except pursuant to a transfer permitted under this Agreement of all of such Member’s Units to either an Assignee or the Company. Notwithstanding anything to the contrary contained in the Act, in no event shall any Member be deemed to have resigned from the Company or cease to be a Member upon the occurrence of any event unless the Member, after the occurrence of such event, indicates in a written instrument delivered to the Company that the Member has so resigned.

SECTION 5.2. Dissolution.

(a) Events. The Company shall be dissolved and its affairs shall be wound up on the first to occur of the following:

(i) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act;

(ii) the eighteen month anniversary of the initial Public Offering of Opco; provided that such date shall be the twenty-first month anniversary of such initial Public Offering if the Series B Required Holders request in writing to the Company prior to such eighteen month anniversary to make such change; and

(iii) upon the approval of at least five of the Managers.

The death, retirement, resignation, expulsion, incapacity, bankruptcy or dissolution of a Member, or the occurrence of any other event that terminates the continued membership of a Member in the Company, shall not, in and of itself, cause a dissolution of the Company, and the Company shall continue in existence subject to the terms and conditions of this Agreement.

(b) Actions Upon Dissolution. When the Company is dissolved, the business and property of the Company shall be wound up and liquidated by or under the direction of the Board or, in the event of the unavailability of the Board, such Member or liquidating trustee as shall be named by the Board. A reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities to creditors so as to enable the Unitholders to minimize the normal losses attendant upon a liquidation.

(c) Priority. In connection with the winding up and liquidation process, the assets of the Company shall be distributed in the following manner and order:

(i) all debts and obligations of the Company, if any, shall first be paid, discharged or provided for by adequate reserves in accordance with the Act; and

(ii) the balance shall be distributed to the Unitholders in accordance with Section 4.4(b).

(d) Cancellation of Certificate. On completion of the winding up of the Company as provided herein, the Company shall file a certificate of cancellation with the Secretary of State of the State of Delaware, cancel any other filings made and take such other actions as may be necessary to terminate the Company, and upon such certificate of cancellation becoming effective the legal existence of the Company shall terminate in accordance with the Act.

SECTION 5.3. Transfer of Units. Any proposed transfer or assignment by a Unitholder of all or part of its Units or other interests in the Company shall be subject to the restrictions on transfer set forth in the Voting Agreement and the Investor Rights Agreement. Subject to the foregoing, any Member who shall assign any Units in the Company shall cease to be a Member of the Company with respect to such Units and shall no longer have any rights or privileges of a Member with respect to such Units. Any Member, Unitholder or Assignee who acquires in any manner whatsoever any Units, irrespective of whether such Person has accepted and adopted in writing the terms and provisions of this Agreement, shall be deemed by the acceptance of the benefits of the acquisition thereof to have agreed to be subject to and bound by all of the terms and conditions of this Agreement. No Member shall cease to be a Member upon the collateral assignment of, or the pledging or granting of a security interest in, its Units or other interest in the Company.

SECTION 5.4. New and Substitute Members.

(a) Admission. The Board shall have the right but not the obligation to admit as a Substitute Member or an Additional Member, any Person who acquires Units, or any part thereof, from a Member, Unitholder or Assignee or from the Company; provided, that, the Board shall admit as a Substitute Member, subject to Section 5.4(b), any transferee who acquires Units or any other interest in the Company in accordance with the terms of the Voting Agreement and the Investor Rights Agreement. Concurrently with the admission of a Substitute Member or an Additional Member, the Board shall forthwith cause any necessary papers to be filed and recorded and notice to be given wherever and to the extent required showing the admission and substitution of a transferee as a Substitute Member in place of the transferring Member or the admission of such transferee upon the transfer from a Unitholder or an Assignee, or the admission of an Additional Member, all at the expense, including payment of any professional and filing fees incurred, of the Substitute Member or the Additional Member (unless otherwise approved by the Board, in which case, the Company may cover said expenses).

(b) Conditions. The admission of any Person as a Substitute Member or Additional Member shall be conditioned upon such Person’s written acceptance and adoption of all the terms and provisions of this Agreement, either by (i) execution and delivery of a counterpart signature page to this Agreement countersigned by an authorized Officer on behalf of the Company or (ii) if requested by the Board, a writing evidencing the intent of such Person to become a Substitute Member or Additional Member (in form and substance satisfactory to the Board).

ARTICLE VI.

REPORTS TO MEMBERS; TAX MATTERS

SECTION 6.1. Books of Account. Appropriate books of account shall be kept by the Board, in accordance with GAAP, at the principal place of business of the Company or a Subsidiary thereof, and each Member shall have access to all books, records and accounts of the Company as is required under the Act, in each case, under such conditions and restrictions as the Board may reasonably prescribe.

SECTION 6.2. Reports.

(a) Tax Reporting. As promptly as practicable after the close of each fiscal year of the Company, the Company shall furnish to each Unitholder all Company information necessary to enable each Unitholder to prepare its federal, state, and local income tax returns, which information shall include a Schedule K-1.

(b) Determinations. All determinations, valuations and other matters of judgment required to be made for accounting purposes under this Agreement shall be made by the Board acting in good faith and, if so made, shall be conclusive and binding on all Members and Unitholders, their Successors in Interest and any other Person bound by this Agreement, and to the fullest extent permitted by law, no such Person shall have the right to an accounting or an appraisal of the assets of the Company or any successor thereto.

SECTION 6.3. Fiscal Year. The fiscal year of the Company shall end at the close of business on December 31 of each calendar year unless otherwise determined by the Board in accordance with Section 706 of the Code.

SECTION 6.4. Certain Tax Matters.

(a) Preparation of Returns. The Board shall cause to be prepared and filed all federal, state and local tax returns of the Company for each year for which such returns are required to be filed. The Board shall determine the appropriate treatment of each item of Company income, gain, loss, deduction and credit and the accounting methods and conventions to be used by the Company under the tax laws of the United States, the several states and other relevant jurisdictions.

(b) Tax Matters Member. The Company and each Member and each Unitholder hereby designate WCAS Valeritas Holdings, LLC as the “tax matters partner” for purposes of Section 6231(a)(7) of the Code and any analogous provisions of state law (the “Tax Matters Member”). The Tax Matters Member, on behalf of the Company and its Members and Unitholders, shall be permitted to make any filing or election under the Code, the Regulations, or any other law or regulations that it believes to be in the best interests of the Company or the Members and Unitholders. The Company shall indemnify and reimburse the Tax Matters Member for all expenses (including legal and accounting fees) incurred as Tax Matters Member pursuant to this clause (b) in connection with any examination, any administrative or judicial proceeding, or otherwise.

(c) Certain Filings. Upon the sale of Company assets or a liquidation of the Company, the Members and the Unitholders shall provide the Board with certain tax filings as reasonably requested by the Board and required under applicable law.

ARTICLE VII.

MISCELLANEOUS

SECTION 7.1. Governing Law. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT OF LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION. In the event of a direct conflict between the provisions of this Agreement and any mandatory provision of the Act, the applicable provision of the Act shall control. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances is not affected thereby and that provision shall be enforced to the greatest extent permitted by law.

SECTION 7.2. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective Successors in Interest; provided that no Person claiming by, through or under a Member or Unitholder (whether as such Member’s or Unitholder’s Successor in Interest or otherwise), as distinct from such Member or Unitholder itself, shall have any rights as, or in respect to, a Member or Unitholder (including the right to approve, consent to or vote on any matter or to notice thereof).

SECTION 7.3. Amendments and Waivers. Subject to Section 3.10, this Agreement may only be amended or modified upon (a) the approval of a majority of the Managers and (b) the written consent of Members holding a majority of the Common Units, Series C Preferred Units (on an as converted to Common Units basis) and Series B Preferred Units (on an as converted to Common Units basis), voting together as a single class; provided, that (x) if an amendment or modification would alter or change the powers, preferences, or special rights of any class or series of Units, the Members holding a majority of such Units (on an as converted to Common Units basis) must approve such amendment or modification in writing and (y) any amendment or modification of (i) Section 3.2(e), (ii) the first sentence of Section 3.3, (iii) the first sentence of Section 3.5 or (iv) Section 3.7 shall require the written consent of the Series B Required Holders. For the avoidance of doubt, and notwithstanding anything to the contrary above, the authorization and issuance of additional Units, whether of a new or existing class, subclass or series of Units, at the direction of the Board, whether such additional Units are junior, senior or pari passu with one or more classes, subclasses or series of existing Units, and the amendment of this Agreement and Schedules A, B and C hereto to reflect the terms and relative rights, preferences or privileges of such additional Units, shall not require the approval of any Member other than as provided in Section 3.10, even if the issuance of such additional Units would have a dilutive effect on the economic, governance, voting or other rights of one or more classes, subclasses or series of Units. Each Member and each Unitholder shall be bound by any amendment, amendment and restatement, modification, waiver, or supplement to the terms and provisions of this Agreement effected in accordance with this Section 7.3, whether or not such Member or Unitholder has consented thereto.

SECTION 7.4. Notices. Whenever notice is required or permitted by this Agreement to be given, such notice shall be in writing and shall be given to any Member or Unitholder at its address or facsimile number shown in the Company’s books and records, or, if given to the Company, at the following address:

Valeritas Holdings, LLC

750 Route 202 South, Suite 100

Bridgewater, NJ 08807

Attention:

Facsimile Number:

Telephone Number:

with a copy to (which shall not constitute notice):

Morgan, Lewis & Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540

Attention: Steven M. Cohen

Telephone No.:

Facsimile No.:

Each proper notice shall be effective upon any of the following: (i) personal delivery to the recipient, (ii) one Business Day after being sent by facsimile to the recipient (with hard copy sent to the recipient by reputable overnight courier service that same day or the next Business Day (charges prepaid)), (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) five Business Days after being deposited in the mails (first class or airmail postage prepaid).

SECTION 7.5. Counterparts. This Agreement may be executed in any number of counterparts (including by means of signature pages sent by facsimile or other electronic means), all of which together shall constitute a single instrument.

SECTION 7.6. Entire Agreement. This Agreement and the other documents and agreements referred to herein or entered into concurrently herewith embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein and therein. This Agreement and such other documents and agreements supersede all prior (but not contemporaneous) agreements and understandings between the parties with respect to such subject matter.

SECTION 7.7. Jurisdiction. Any suit, action or proceeding under or with respect to this Agreement, or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of Delaware and each of the Company, the Members and the Unitholders hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. To the fullest extent permitted by law, each of the Company, the Members and the Unitholders hereby irrevocably waives any objections which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

SECTION 7.8. Section Titles. Section titles and headings are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text hereof.

SECTION 7.9. Intended Third Party Beneficiaries. Each Indemnitee that is not a direct party hereunder for purposes of Section 3.9 of this Agreement is and shall be considered an express third-party beneficiary for purposes of Section 3.9 of this Agreement and shall be entitled to enforce this Agreement to the same extent as a party hereunder.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Limited Liability Company Agreement as of the day and year first above written.

THE COMPANY:	VALERITAS HOLDINGS, LLC

	By:	/s/ Kristine Peterson
		Name:	Kristine Peterson
		Title:	CEO

TEMPORARY MEMBER:	VALERITAS, INC.

	By:	/s/ Kristine Peterson
		Name:	Kristine Peterson
		Title:	CEO

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among the Company and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

MEMBER NAME:

MEMBER SIGNATURE

DATE

Address:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Abingworth Bioventures V LP acting by its Manager Abingworth LLP
MEMBER NAME:

MEMBER SIGNATURE

June 23, 2014
DATE

Address:
38 Jermyn St.
London SW1Y 6DN
United Kingdom

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Advanced Technology Ventures VIII, L.P.
By: ATV Associates VIII, L.L.C., its General Partner

By:	/s/ Jean George
Jean George, Managing Director

Address:

500 Boylston Street, Suite 1380
Boston, MA 02116

Date:

June 19, 2014

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

AUDA CAPITAL IV CO-INVESTMENT FUND L.P.
MEMBER NAME:

MEMBER SIGNATURE

June 23, 2014
DATE

Address:
c/o Auda International L.P.
888 Seventh Ave., 41 Floor
New York, NY 10106

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

AUDA CAPITAL IV CO-INVESTMENT GMBH & CO. KG
MEMBER NAME:

MEMBER SIGNATURE

June 23, 2014
DATE

Address:
c/o Auda International L.P.
888 Seventh Ave., 41 Floor
New York, NY 10106

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

AUDA VALERITAS SEGREGATED PORTFOLIO
MEMBER NAME:

MEMBER SIGNATURE

June 23, 2014
DATE

Address:
c/o Auda International L.P.
888 Seventh Ave., 41 Floor
New York, NY 10106

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

BioVentures Investors Limited Partnership
MEMBER NAME:

MEMBER SIGNATURE

6/23/2014
DATE

Address:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

CHL Medical Partners III Side Fund, LP
CHL Medical Partners III, LP
MEMBER NAME:

MEMBER SIGNATURE

6/19/14
DATE

Address:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

JOHN E DAVIS III & BETTY F DAVIS JTWROS
MEMBER NAME:

/s/ JOHN E DAVIS III /s/ BETTY F. DAVIS
MEMBER SIGNATURE

7/2/14
DATE

Address:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Elizabeth Gordon
MEMBER NAME:

/s/ Elizabeth Gordon
MEMBER SIGNATURE

6/24/14
DATE

Address:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Daniel J. Galles
MEMBER NAME:

/s/ Daniel J. Galles
MEMBER SIGNATURE

6/19/14
DATE

Address:
HLM Venture Partners
222 Berkeley St., 20th Floor
Boston, MA 02116

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

MPM BioVentures IV-QP, L.P.

By: MPM BioVentures IV GP LLC, its General Partner
By: MPM BioVentures IV LLC, its Managing Member

By:	/s/ Todd Foley
Name:	Todd Foley
Title:	Member

6/19/14
DATE

Address:
200 Clarendon Street, 54th Floor
Boston, MA 02116

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

MPM BioVentures IV GmbH & Co. Beteiligungs KG

By: MPM BioVentures IV GP LLC, in its capacity as the Managing Limited Partner
By: MPM BioVentures IV LLC, its Managing Member

By:	/s/ Todd Foley
Name:	Todd Foley
Title:	Member

6/19/14
DATE

Address:
200 Clarendon Street, 54th Floor
Boston, MA 02116

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

MPM Asset Management Investors BV4 LLC

By: MPM BioVentures IV LLC, its Manager

By:	/s/ Todd Foley
Name:	Todd Foley
Title:	Member

6/19/14
DATE

Address:
200 Clarendon Street, 54th Floor
Boston, MA 02116

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

EVAN NORTON
MEMBER NAME:

/s/ EVAN NORTON
MEMBER SIGNATURE

6/23/2014
DATE

Address:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement. together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Joseph Brown
MEMBER NAME:

/s/ Joseph Brown
MEMBER SIGNATURE

July 6, 2014
DATE

Address:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

ONSET VI, L.P.
MEMBER NAME:

MEMBER SIGNATURE

6/23/2014
DATE

Address:
ONSET VENTURES
2490 Sand Hill Rd.
Menlo Park, CA 94025

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

PED-VLRTS, LLC
MEMBER NAME:

MEMBER SIGNATURE

June 20, 2014
DATE

Address:
4525 Harding Rd.
Suite 200
Nashville, TN 37205

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

MEMBER NAME:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Saint John’s University
MEMBER NAME:

MEMBER SIGNATURE

June 23, 2014
DATE

Address:
2850 Abbey Plaza
PO Box 2222
Collegeville, MN 56321

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

South Ferry #2, LP
MEMBER NAME:

MEMBER SIGNATURE

07/06/14
DATE

Address:
One State Street Plaza 29AF
New York N.Y. 10004

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

The Board of Trustees of the Leland Stanford Junior University (SBST)
MEMBER NAME:

/s/ Martina Poquet

MEMBER SIGNATURE

June 27, 2014
DATE

Martina Poquet
Address:	Managing Director
Stanford Management Company

635 Knight Way

Stanford, CA 94305-7297

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

The Board of Trustees of the Leland Stanford Junior University (DAPER 1)
MEMBER NAME:

/s/ Martina Poquet

MEMBER SIGNATURE

June 27, 2014
DATE

Martina Poquet
Address:	Managing Director
Stanford Management Company

635 Knight Way

Stanford, CA 94305-7297

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

THE PERMANENTE FEDERATION LLC-SERIES 1
MEMBER NAME:

MEMBER SIGNATURE

20 JUN 2014
DATE

Address:
ONE KAISER PLAZA, 22ND FLOOR
OAKLAND, CA 94612
ATTN: CHRIS GRANT
510-271-5687

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

KAISER PERMANENTE VENTURES LLC-SERIES A
MEMBER NAME:

MEMBER SIGNATURE

20 JUN 2014
DATE

Address:
ONE KAISER PLAZA, 22ND FLOOR
OAKLAND, CA 94612
ATTN: CHRIS GRANT
510-271-5687

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

KAISER PERMANENTE VENTURES LLC-SERIES B
MEMBER NAME:

MEMBER SIGNATURE

20 JUN 2014
DATE

Address:
ONE KAISER PLAZA, 22ND FLOOR
OAKLAND, CA 94612
ATTN: CHRIS GRANT
510-271-5687

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Tullis Opportunity Fund LP
MEMBER NAME:

Manager, Tullis Opportunity Fund LLC, The General Partner

MEMBER SIGNATURE

June 23, 2014
DATE

Address:
55 Old Field Point Rd.
Greenwich, CT 06830

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Tullis Opportunity Fund II, L.P.
MEMBER NAME:

Manager Tullis Opportunity Fund II LLC the general partner
MEMBER SIGNATURE

June 23, 2014
DATE

Address:
55 Old Field Point Rd.
Greenwich, CT 06830

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among the Company and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

MEMBER NAME:

U.S. Venture Partners IX, L.P.

MEMBER SIGNATURE:

U.S. Venture Partners IX, L.P.
By Presidio Management Group IX, L.L.C.
Its General Partner

By:	/s/ Jonathan D. Root
Jonathan D. Root, Managing Member

07 / 02 / 2014
DATE

Address:
Attn: Chief Financial Officer
2735 Sand Hill Road
Menlo Park CA 94025
Fax: (650) 854-3018
Email: deals@usvp.com

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among the Company and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

MEMBER NAME:

U.S. Venture Partners X, L.P.
USVP X Affiliates, L.P.

MEMBER SIGNATURE:

U.S. Venture Partners IX, L.P. USVP X Affiliates, L.P.
By Presidio Management Group IX, L.L.C.
Its General Partner

By:	/s/ Jonathan D. Root
Jonathan D. Root, Managing Member

07 / 02 / 2014
DATE

Address:
Attn: Chief Financial Officer
2735 Sand Hill Road
Menlo Park CA 94025
Fax: (650) 854-3018
Email: deals@usvp.com

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

MEMBER NAME:

WCAS Valeritas Holdings, LLC

MEMBER SIGNATURE:

WCAS VALERITAS HOLDINGS, LLC

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	President

DATE

Address:	c/o Welsh, Carson, Anderson & Stowe
320 Park Avenue, Suite 2500
New York, New York 10022
Attn: Paul B. Queally

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

MEMBER NAME:

WCAS XI Co-Investors LLC

MEMBER SIGNATURE:

WCAS XI CO-INVESTORS LLC

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Managing Member

DATE

Address:	c/o Welsh, Carson, Anderson & Stowe
320 Park Avenue, Suite 2500
New York, New York 10022
Attn: Paul B. Queally

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together. constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

MEMBER NAME:

WCAS Management Corporation

MEMBER SIGNATURE:

WCAS MANAGEMENT CORPORATION

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Treasurer

DATE

Address:	c/o Welsh, Carson, Anderson & Stowe
320 Park Avenue, Suite 2500
New York, New York 10022
Attn: Paul B. Queally

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

MEMBER NAME:

WCAS Capital Partners IV, L.P.

MEMBER SIGNATURE:

WCAS CAPITAL PARTNERS IV, L.P.

By:	WCAS CP IV ASSOCIATES LLC,
its General Partner

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Managing Member

DATE

Address:	c/o Welsh, Carson, Anderson & Stowe
320 Park Avenue, Suite 2500
New York, New York 10022
Attn: Paul B. Queally

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Glenda Lewis
MEMBER NAME:

/s/ Glenda Lewis
MEMBER SIGNATURE

7/2/14
DATE

Address:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Massachusetts Development Finance Agency
MEMBER NAME:

/s/ Laura L Canter
MEMBER SIGNATURE

6-23-14
DATE

Address:
99 HIGH ST.
BOSTON, MA 02110

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Lisa J. McGuinness
MEMBER NAME:

/s/ Lisa McGuinness
MEMBER SIGNATURE

06/28/2014
DATE

Address:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

HEATHER MEROLLI
MEMBER NAME:

/s/ HEATHER MEROLLI
MEMBER SIGNATURE

6-27-14
DATE

Address:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

Gregory Sellman
MEMBER NAME:

/s/ Gregory Sellman
MEMBER SIGNATURE

6-29-14
DATE

Address:

VALERITAS HOLDINGS, LLC

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

The undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Amended and Restated Limited Liability Company Agreement among Valeritas Holdings, LLC (the “Company”) and the members of the Company (the “Holdings Operating Agreement”), and further (i) authorizes the Company to attach this signature page to the Holdings Operating Agreement in order to make the undersigned a party to the Holdings Operating Agreement and (ii) acknowledges that to the extent undersigned has the right to receive units of limited liability company interest in the Company pursuant to the Merger (as defined in the Holdings Operating Agreement) but has not executed and delivered the Voting Agreement or the Investor Rights Agreement (each as defined in the Holdings Operating Agreement), the undersigned hereby adopts and agrees to be bound by all of the terms and provisions of the Voting Agreement and the Investor Rights Agreement. The Holdings Operating Agreement, Voting Agreement and the Investor Rights Agreement, together, constitute the limited liability company agreement of the Company for purposes of the Delaware Limited Liability Company Act.

POUL STRANGE
MEMBER NAME:

/s/ POUL STRANGE
MEMBER SIGNATURE

7/4/2014
DATE

Address: